Exhibit 10.94
AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT
This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into effective as of the 31st day of December, 2009 by and between CHROMCRAFT REVINGTON, INC. (the “Company”), a Delaware corporation, and RONALD H. BUTLER (the “Executive”), who is the Chairman and Chief Executive Officer of the Company,
WITNESSETH:
WHEREAS, the Company and the Executive are parties to an employment agreement dated July 1, 2008 (the “Employment Agreement”); and
WHEREAS, the Company and the Executive mutually desire to amend the Employment Agreement as provided in this Amendment; and
WHEREAS, the Employment Agreement shall remain in full force and effect in accordance with its provisions, except as expressly set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing premises, the respective covenants, agreements and waivers contained herein, the continued employment of the Executive by the Company pursuant to the Employment Agreement, as amended hereby, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:
Section 1. Amendment to Section 3(f) of the Employment Agreement. Section 3(f) of the Employment Agreement is hereby amended and is superseded and replaced in its entirety with the following:
(f) Relocation Expenses. If the Company and the Executive mutually determine that it is appropriate for the Executive to relocate from his current principal personal residence to a principal personal residence that is within 50 miles of an office of the Company that is acceptable to the Board of Directors (“Company Office”), then the Company shall pay the following relocation expenses of the Executive:
(i) Reasonable moving expenses of the Executive in connection with his relocation to a principal personal residence that is located within 50 miles of a Company Office;
(ii) Reasonable real estate brokerage commission and reasonable attorneys’ fees incurred by the Executive relating to the sale of his current principal personal residence in connection with such a relocation; and
(iii) Reasonable closing costs (but not any points) and reasonable attorneys’ fees incurred by the Executive relating to his purchase of a principal personal residence that is located within 50 miles of a Company Office.

The Executive shall be entitled to receive an additional payment from the Company attributable to any income and employment taxes payable by the Executive as a result of receiving any of the payments specified in the forgoing provisions of this Section 3(f) (the “Gross-Up Payment”) in an amount such that, after payment by the Executive of any income and employment taxes imposed upon the Gross-Up Payment, the Executive shall retain an amount of the Gross-Up Payment equal to such taxes.
The Company shall pay rent in an amount not to exceed $1,200 per month for an office of the Company in a location selected by the Executive and approved by the Board of Directors, and such office shall be used by the Executive in connection with the business and affairs of the Company for such period of time as the Board of Directors deems appropriate.
Section 2. No Changes; Limited Waiver of Breaches.
(a) No Changes Except as Provided Herein. The Employment Agreement is not amended, modified or changed in any respect except as provided in this Amendment. All covenants, agreements, restrictions, provisions and obligations set forth in the Employment Agreement shall remain and continue in full force and effect, and binding upon the parties, as provided in the Employment Agreement, except as amended pursuant to this Amendment.
(b) Limited Waiver. Each of the Company and the Executive hereby waives any and all breaches by the other of the Employment Agreement that may have occurred, any and all rights to terminate the Employment Agreement that may have arisen, on or prior to the date of this Amendment. Neither the Company nor the Executive waives any breaches or rights to terminate the Employment Agreement that may occur or arise subsequent to the date of this Amendment.
Section 3. Miscellaneous.
(a) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Company and the Executive and their respective heirs, executors, representatives, successors and assigns; provided, however, that the Executive may not assign this Amendment, and his rights and obligations hereunder, without the prior written consent of the Company. The Company may, without the consent of the Executive, assign this Amendment, and its rights and obligations hereunder, to any subsidiary, affiliate or successor of the Company in connection with any merger, consolidation, share exchange, combination, sale of stock or assets, dissolution or similar transaction involving the Company. In the event of any such permitted assignment of this Agreement, all references to the “Company” shall thereafter mean and refer to the assignee of the Company.
(b) Amendment. This Amendment may be further amended or modified only by a written agreement executed by both parties hereto.
(c) Headings. The headings in this Amendment have been inserted solely for ease of reference and shall not be considered in the interpretation or construction of this Amendment.

(d) Severability. In case any one or more of the provisions (or any portion thereof) contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal, or unenforceable provision or provisions (or portion thereof) had never been contained herein.
(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement.
(f) Voluntary Execution; Construction. The Executive agrees that he has executed this Amendment voluntarily and not as a condition to continued employment with the Company. This Amendment shall be deemed to have been drafted by both of the parties hereto. This Amendment shall be construed in accordance with the fair meaning of its provisions and its language shall not be strictly construed against, nor shall ambiguities be resolved against, either party. THE EXECUTIVE HEREBY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT HE HAS NOT RECEIVED ANY ADVICE, COUNSEL OR RECOMMENDATION WITH RESPECT TO THIS AMENDMENT FROM THE COMPANY, ANY DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY ATTORNEY, ACCOUNTANT OR ADVISOR FOR THE COMPANY.
(g) Entire Agreement. This Amendment constitutes the entire understanding and agreement (and supersedes all other prior understandings, commitments, representations and discussions) between the parties hereto relating to the matters specified in Sections 1 and 2 hereof.
(h) Governing Law; Venue; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana, without reference to any choice of law provisions, principles or rules thereof (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. Any claim, demand or action relating to this Amendment shall be brought only in a federal or state court of competent jurisdiction located in the State of Indiana. In connection with the foregoing, the parties hereto irrevocably consent to the jurisdiction and venue of such court and expressly waive any claims or defenses of lack of jurisdiction of or proper venue by such court. THE COMPANY AND THE EXECUTIVE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TO THE MAXIMUM EXTENT PERMITTED BY LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DEMAND, CLAIM, ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR OTHERWISE RELATING TO THIS AMENDMENT.
(i) Recitals. The recitals or “Whereas” clauses contained on page 1 of this Amendment are expressly incorporated into and made a part of this Amendment.
(j) Restatement of Employment Agreement. The Company may restate the Employment Agreement such that it shall contain in a single document all of the provisions of the Employment Agreement, as amended pursuant to this Amendment; provided that any such amended and restated Employment Agreement shall be signed by the Company and the Executive before it shall be effective.

IN WITNESS WHEREOF, the Company and the Executive have made, entered into, executed and delivered this Amendment as of the day and year first above written.

/s/ Ronald H. Butler
Ronald H. Butler

CHROMCRAFT REVINGTON, INC.
By:	/s/ Myron D. Hamas
	Name:	Myron D. Hamas
	Title:	Vice President — Finance

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